EQUITY	12 Months Ended
Dec. 31, 2024
Equity [abstract]
EQUITY [Text Block]

21. EQUITY

a) Share Capital

Common shares
(thousands)
Common shares outstanding as at January 1, 2023	286,493
Common shares issued under PSU plan	1,597
Exercise of share options	1,910
Common shares outstanding as at January 1, 2024	290,000
Issuance of share from at-the-market equity offering program	12,061
Exercise of share options	2,615
Common shares outstanding as at December 31, 2024	304,676

The Company's authorized share capital consists of an unlimited number of common shares with no par value.

b) Contributed surplus

Contributed surplus represents employee entitlements to equity-settled share-based awards that have been charged to the statement of comprehensive income and loss in the periods during which the entitlements were accrued and have not yet been exercised.

c) Accumulated other comprehensive income ("AOCI")

AOCI is comprised of the cumulative net change in the fair value of FVOCI financial assets and cumulative translation adjustments arising from the translation of foreign subsidiaries.

d) At-the-market equity offering program

On May 3, 2023, the Company announced that it has entered into an equity distribution agreement providing for an at-the-market equity offering program ("ATM"). The total proceeds from potential share issuances made under the ATM would have an aggregate offering price of up to US$50 million. As at December 31, 2024, the Company issued 12,060,966 (2023 - nil) shares under the ATM program for total gross proceeds of $38,266 (2023 - nil).

Between January 1, 2025, and February 19, 2025, the Company issued 5,478,996 shares under the ATM program for total gross proceeds of $15,620.